UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2007

Commission file number: 0-23687

STOCKGROUP INFORMATION SYSTEMS INC.
(Exact name of small business issuer as specified in its charter)

Colorado	84-1379282
(State or other jurisdiction of incorporation or	(IRS Employer Identification No.)
organization)

Suite 500-750 West Pender Street, Vancouver, British Columbia, V6C 2T7
(Address of principal executive offices)

(604) 331-0995
(Issuer's telephone number)

_________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors of Stockgroup Information Systems, Inc. (the “Company”) appointed Leslie Landes as a member of the Company’s Audit Committee effective January 1, 2007. There is no set term to the appointment. Mr. Landes is Chairman of the Board of the Company, has served as a Director since June 1999 and has acted as our President and Chief Operating Officer from August 1998 to December 2004. Mr. Landes is Chairman of Liquidation World Inc. (TSX:LQW). Mr. Landes brings a breadth of experience running media and media related companies, including 13 years with the Jim Pattison Group.

Item 9.01.      Financial Statements and Exhibits

Exhibit:

10.1	Audit Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCKGROUP INFORMATION SYSTEMS INC.

By: /s/ Susan Lovell

Susan Lovell
Chief Financial Officer
Date: February 19, 2007